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                                                                        EXHIBIT
23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this Registration Statement on Form S-4, dated August 11, 1997, of our reports dated January 22, 1996, on our audits of the financial statements and financial statement schedules of Riverwood International Corporation. We also consent to the reference to our firm under the caption "Experts."

                                                        COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
August 11, 1997